Exhibit 99.2

REVOCABLE PROXY

KEYSTONE FINANCIAL CORPROATION
Special Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints W. Ford Kieft III and Darin Caranci, or either of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Keystone Financial Corporation (“Keystone”) that the undersigned is entitled to vote at Keystone’s Special Meeting of Shareholders (the “Meeting”), to be held on September 13, 2005, at 5:00 p.m., local time, located at the Kalamazoo Country Club, 1609 Whites Road, Kalamazoo, Michigan 49008, and any and all adjournments and postponements thereof.

        The undersigned acknowledges receipt from Keystone, prior to the execution of this proxy, of Notice of the Special Meeting and a Prospectus and Proxy Statement.

(Continued and to be signed on reverse side)

Exhibit 99.2

KEYSTONE FINANCIAL CORPORATION
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. (X)

Approval of the Agreement and Plan of Merger, dated as of May 11, 2005, as amended (the “Merger Agreement”), between Firstbank Corporation and Keystone Financial Corporation.	For ( )	Against ( )	Abstain ( )

The Board of Directors recommends a vote “FOR” approval of the Agreement and Plan of Merger.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE MERGER AGREEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Dated: ____________________________________
Print Name: ________________________________
Signature: _________________________________
Print Name: ________________________________
Signature: _________________________________

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                YOUR VOTE IS IMPORTANT!

PLEASE PROMPTLY COMPLETE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE